February 28, 1996

Dear Customer:

As the owner of a Kansas City Life variable contract, you are entitled to allocate a portion of your cash accumulations to The Kansas City Life Fixed Account and/or any of the eleven subaccounts offered by MFS(Variable Insurance Trust, TCI Portfolio s and Insurance Management Series.

Enclosed are annual reports from the three subaccount managers. These annual reports contain audited financial statements for the year ended December 31, 1995 for each of the funds. With these reports, you can monitor the progress of the funds in which you've already invested or for which you may have some interest in the future.

If you have any questions about the reports or your Century II variable contract, please call your SFS representative or the home office at our toll-free number, 1-800-616-3670.

We appreciate your business and want to take this opportunity to thank you for the trust you have placed in us. As we enter our second century, Kansas City Life remains committed to helping customers secure a financially-sound future for themselves and their families.


                      Sincerely,



                      W. E. Bixby
                      President

Enclosures